                              Severance Agreement
                        ______________________________



   This Agreement is made and entered into as of this 4th day of December, 1996, by and between US Facilities Corporation, a Delaware corporation (the "Company"), and Edward D. Jones, III ("Executive").

                                 RECITALS

   Whereas, the Executive is currently employed by the Company and is considered a key employee of the Company; and

   Whereas, the Company desires to retain the services of the Executive; and

   Whereas, the Company and the Executive desire to set forth the amounts payable and benefits to be provided by the Company to the Executive in the event of a termination of the Executive's employment with the Company under the circumstances set forth herein after the happening of a Change in Control (as defined herein);

   Now, Therefore, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                 AGREEMENT

   1. Continued Employment.  In reliance upon the promises of the Company
      --------------------
hereinafter contained, the Executive agrees that, for a period of not less than six (6) months commencing on the date set forth above, and subject to reasonable absences for illness, holiday and vacation or personal leave of absence in accordance with the Company's policies and practices in effect on the date hereof, the Executive will continue his employment with the Company and shall devote his best efforts to such duties as may be assigned to him by the Company from time to time.

   2. Other Severance Arrangements.  Except to the extent specifically set forth
      ----------------------------
herein, in the event of the termination of the Executive's employment with the Company, the Executive shall be entitled to receive any Company benefits payable under any employee benefit plan, program, policy or arrangement as such may then be in effect, including all such termination arrangements with Executive that may be described in any employment agreement.

   3. Effective Date.  This Agreement shall be effective as of the date first
      --------------
above written ("Effective Date") and shall continue and remain in full force and effect until the termination of Executive's employment with the Company, unless this Agreement is earlier terminated by the parties in writing. The completion of six (6) months of employment with the Company by the Executive as set forth in Section 1 shall not be a condition precedent to the effectiveness of this Agreement or to the payments of amounts or provision of benefits hereunder in the event the Executive's employment with the Company is terminated under the circumstances described in Section 4(b).

   4. Termination of Employment.
      -------------------------
      (a) Events Requiring No Payments Under Section 5: In the event the Executive's employment with the Company is terminated under any of the following circumstances, no payments shall be or become due and owing, and the Company shall have no other obligations under Section 5 of this Agreement:

         (i) By either party for any reason prior to the happening of a Change in Control (as hereinafter defined);

         (ii) By either party for any reason at any time more than two (2) years after a Change in Control;

         (iii) By the Company at any time, whether prior to, contemporaneous with or subsequent to a Change in Control, for reason of "Cause" (as hereinafter defined) or due to the request or demand of any regulatory authority; or

         (iv) By the Executive at any time, whether prior to, contemporaneous with or subject to a Change in Control, upon his retirement or resignation for reasons other than "Good Reason" (as hereinafter defined).

Notwithstanding the foregoing, nothing contained in this Section 4(a) shall prevent the Executive or his spouse, heirs, estate or personal representative from receiving any amounts payable under any other plan, program, policy or arrangement that is not a severance plan, program, policy or arrangement.

      (b) Events Requiring Payments Under Section 5: In the event the Executive's employment with the Company is terminated under any of the following circumstances set forth in (i) and (ii) below, the Company shall make the payments and provide the benefits as set forth in Section 5:

         (i) By the Company, contemporaneously with or within two (2) years after the happening of a Change in Control, for any reason other than (1) for Cause or (2) due to the request or demand of any regulatory authority; or

         (ii) By the Executive, contemporaneously with or within two (2) years after a Change in Control, for Good Reason.

      (c) For purposes of this Agreement, the term "Cause" shall mean (i) the commission by Executive of any material act of fraud or dishonesty; (ii) a final conviction of Executive of a felony in either a state or federal court proceeding; (iii) intentional and willful failure by Executive to faithfully carry out his duties and responsibilities as an employee of the Company, after reasonable notice in writing to and discussion thereafter with Executive; and
(iv) Executive engaging in
activities which place Executive in a direct or indirect conflict with the Company or its interests. The decision as to the existence of "Cause," as described in (i), (iii) and (iv) above, shall be determined by a majority of the Company's nonemployee Directors; provided, however, if there is a change in the composition of the Board such that those persons who served as nonemployee Directors on the Effective Date of this Agreement represent less than fifty percent (50%) of the total number of nonemployee Directors, then "Cause" shall be determined by use of the Settlement of Disputes provisions set forth in
Section 8 of this Agreement.

      (d) For purposes of this Agreement, the term "Good Reason" shall mean the following five (5) events; provided, however, that Executive may waive in writing his objection to the occurrence of any such event, in which case such event will no longer constitute "Good Reason":

         (i) Any material breach by the Company of its obligations contained in this Agreement;

         (ii) The assignment to the Executive of any duties inconsistent with the status of his position with the Company as such duties and position existed on the day immediately preceding the happening of a Change in Control, or an alteration in the nature or status of the Executive's duties and responsibilities that renders the Executive's position to be of less dignity, responsibility or scope from that which existed on the day immediately preceding the happening of a Change in Control; provided, however, it shall not be an event of Good Reason if the Executive is assigned additional duties for the Company or any affiliate or subsidiary of the Company which are not inconsistent with the duties described in Section 1 hereof so long as the aggregate of all duties assigned to the Executive in connection with his service with the Company, its affiliates or subsidiaries do not require the Executive to devote, on a consistent and sustained basis, substantially more time than other senior level executives of the Company are required to devote to their duties;

         (iii) A reduction by the Company in the Executive's annual base salary as was in effect on the day immediately preceding the happening of a Change in Control or as the same may be increased from time to time;

         (iv) The failure of the Company to continue in effect of the benefits enjoyed by the Executive under the Company's 1988 Employee Stock Plan or its 1991 Employee Stock Option Plan or under the Company's Incentive Compensation Program, or any other compensation plan, program or arrangement, or any of the Company's pension, retirement, profit sharing, savings, life insurance, medical, health-and-accident, disability or other employee benefit plans, programs or arrangements as they existed on the day immediately preceding the happening of a Change in Control, or the failure of the Company to continue the Executive's participation therein; or the failure by the Company to provide the Executive with the number of paid vacation days to which he is entitled on the basis of years of service and position with the Company in accordance with the Company's normal vacation policy, or the failure of the Company to continue or if the Company adversely changes or reduces other specific contractual benefits or perquisites provided to Executive as they existed on the day immediately preceding the happening of a Change in Control, including, but not limited to, providing an automobile or an automobile allowance, club memberships, and dues for professional associates for Executive;

         (v) The assignment of the Executive to an office which is located more than 50 miles from the office at which the Executive was primarily performing his duties on the day immediately preceding the happening of a Change in Control.

      (e) For purposes of this Agreement, a "Change in Control" shall mean the occurrence, after the Effective Date hereof, of any of the following events if such events are not approved by the Board of Directors of the Company prior to their occurrence;

         (i) At any time during the term of this Agreement, any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange

   Act") and the regulations of the Securities and Exchange Commission (the "SEC") thereunder, each as in effect on the Effective Date of this Agreement (including any such persons that may be deemed to be acting in concert with respect to the Company or the acquisition, ownership or voting of Company securities) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the Effective Date of this Agreement) of outstanding securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities. For purposes of this subsection (i) of Section 4(e) of the Agreement, a person becomes, directly or indirectly, the beneficial owner of outstanding securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities when such person, together with all affiliates and associates of such person, acquires beneficial ownership of, in the aggregate, a number of voting shares of the Company equal to 1% or more of the voting shares then outstanding, and thereupon or thereafter beneficially owns (as defined in the aforenoted Rule 13d-3 under the Exchange
   Act) 10% or more of the voting shares of the Company then outstanding; provided, however, that the concept of any person becoming the owner of 10% or more of the combined voting shares shall not include: (A) the Company, any wholly owned subsidiary of the Company, any employee benefit plan of the Company or of a subsidiary of the Company, or any person holding voting shares for or pursuant to the terms of any such employee benefit plan; or (B) any person if such person would not otherwise be a 10% stockholder but for a reduction in the number of outstanding voting shares resulting from a stock repurchase program or other similar plan instituted by the Company or from a self-tender offer of the Company, which plan or tender offer commenced on or after the Effective Date of this Agreement; provided, however, that the concept of becoming the owner of 10% or more of the combined voting shares shall include such beneficial owner after the first date upon which (x) such person, since the date of commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting shares of the Company equal to 1% or more of the voting shares then outstanding, and (y) such person, together with all affiliates and associates of such person, shall beneficially own 10% or more of the voting shares of the Company then outstanding. In calculating the percentage of the person for purposes of this subsection, voting shares that are beneficially owned by such person shall be deemed outstanding, and voting shares that are not beneficially owned by such person and that are subject to issuance upon the exercise or conversion of outstanding conversion rights, exchange rights, rights (other than rights), warrants or options shall not be deemed outstanding. Any determination made by the directors as to whether any person is or is not a 10% stockholder for purposes of this subsection shall be conclusive and binding upon the Company and upon all stockholders;

         (ii) At any time during the term of this Agreement the composition of the Board of Directors of the Company is changed such that persons who were directors of the Company as of the Effective Date, or persons nominated or elected as directors by a majority of such persons who were directors as of the Effective Date, do not continue to comprise a majority of the members of such Board of Directors of the Company;

         (iii) At any time during the term of this Agreement the stockholders of the Company approve a merger or consolidation of the Company with, or a reorganization transaction involving the Company and, any other entity, other than a merger, consolidation or reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

         (iv) At any time during the term of this Agreement the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of more than 50% of its consolidated assets.

   5. Obligations of the Company Upon Termination of Employment.  Upon
      ---------------------------------------------------------
termination of Executive's employment with the Company under the circumstances set forth in Section 4(b), the

Executive shall be entitled to receive, notwithstanding such termination, the following payments and to be provided the following benefits:

      (a) Salary and Bonus: Subject to the limitations set forth in Section 7 hereof, the Company shall pay to the Executive that amount which is equal to his regular base salary, at the rate then in effect, for a period of one (1) year, plus a bonus in an amount which shall be equal to the largest cash bonus actually received by Executive during his term of employment with the Company; provided, however, that if Executive shall have entered into an Employment Agreement with the Company which is in effect at the time of Executive's termination, then and in that event the Company and Executive agree that upon Executive's termination Executive shall be entitled to receive either (i) the salary and bonus termination payments under this Section 5(a), or (ii) the salary and bonus terminations payments provided for in such Employment Agreement, whichever salary and bonus termination payment is the greater; but under no conditions shall Executive be entitled to receive upon termination both the salary and bonus termination payments under this Severance Agreement and the salary and bonus termination payments under any such Employment Agreement.

      (b) Method of Payment: The payments due to Executive under Section 5(a) of this Agreement shall be made as follows:

         (i) The Company shall pay to the Executive his regular base salary in installments consistent with the Company's payroll practices then in effect, or in a single lump sum payment, whichever method is selected by Executive, in his sole discretion;

         (ii) The Company shall pay to Executive the bonus payments in a single lump sum; and

         (iii) Any lump sum payments due to Executive shall be paid to Executive on the Effective Date of his termination of employment.

      (c) Other Benefits: The Company shall continue in force for Executive for a period of two (2) years after Executive's termination the life insurance, medical, health-and-accident and disability benefit plans or programs then in effect on the date of Executive's termination from the Company; provided, however, that such Other Benefits as are set forth in this Section 5(c) shall not be required to be available to Executive if subsequent employment by Executive with another employer offers to Executive similar plans or programs in which the benefits equal or exceed the benefits which Executive could receive under the Company's plans or programs as provided herein.

   6. No Duty to Mitigate.  The Executive shall not be required to mitigate the
      -------------------
amount of any payment required hereunder by seeking other employment or otherwise, nor shall the amount paid hereunder be reduced or offset by any compensation earned or received by the Executive as a result of employment with another employer, self-employment or any amount received from any other plan, program, policy or arrangement of the Company.

   7. Nonapplicability of Excise Tax.  The parties intend that this Agreement
      ------------------------------
shall govern the rights an obligations of the parties with respect to severance payments payable upon a termination of Executive's employment with the Company, and that the excise tax as provided in Section 280G of the Internal Revenue Code shall not be applicable to payments under this Agreement. Accordingly, the parties agree that the aggregate amount which shall be paid to Executive under this Agreement shall be $1.00 less than that amount which would make such payment to Executive an "excess parachute payment" under the provisions of Sections 280G of the Internal Revenue Code, and to which an excise tax would be applicable.

   8. Settlement of Disputes.
      ----------------------
      (a) It is specifically agreed that any controversy or dispute between the parties to this Agreement involving the construction, interpretation, application, performance or breach of the terms, covenants or conditions of this Agreement or in any way arising under this Agreement shall, on demand of one of the parties by written notice hereto served on the other in the manner prescribed in Section 9(a) hereof, be determined pursuant to the general reference procedures prescribed by California Code of Civil Procedure Sections 638(1), et seq., as they may be amended from time to time, by a retired or former judge of the Superior Court for the County of Orange, State of California. The parties intend this general reference agreement to be specifically enforceable in accordance with said Section 638(1).

      (b) The reference may be commenced by any party hereto by the filing in the Superior Court of the State of California for the County of Orange of a petition or a motion for a general reference proceeding.

      (c) The petition or motion may designate as a sole referee a retired judge working with JAMS who is acceptable to that party. If the parties to the reference proceeding are unable to mutually agree upon a referee, the Presiding Judge or any judge of the Orange County Superior Court to whom the matter is assigned shall appoint a retired or former Orange County Superior Court Judge from those listed with JAMS as available to act as a referee.

      (d) The petition and any opposition or response thereto shall recite in a clear and meaningful manner the factual basis of the controversy between the parties and identify the issues to be submitted to the referee for decision.

      (e) The parties acknowledge that this agreement is specifically enforceable and that the decision by the referee is tantamount to a judgment by a trial court (CCP (S) 644) and is subject to review in accordance with CCP (S) 645, and that any judgment rendered in the trial court is appealable in the same manner as any other trial court judgment.

      (f) The parties may agree on limited discovery. However, in the absence of an agreement, each party may: (i) take up to three depositions not totaling more than six hours cumulatively; (ii) propound one set of interrogatories, not to exceed 20 single questions; (iii) serve not more than 10 requests for admissions; and (iv) propound not to exceed 15 requests to produce documents, all as may be "reasonable," as measured by the circumstances and amount in dispute between the parties. Any disagreements between the parties regarding discovery matters shall be resolved by the referee.

      (g) The hearing shall be held within 60 days after the referee is selected. The referee shall issue a written memorandum of decision setting forth his findings of fact and conclusions of law.

   9. Miscellaneous.
      -------------
      (a) Notices: All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by certified mail, return receipt requested, first-class postage prepaid, to the parties to this Agreement at the following addresses:

      If to the Company:  US Facilities Corporation
                          650 Town Center Drive, Suite 1600
                          Costa Mesa, California  92626
                          Attention:  Chief Executive Officer

      If to Executive:    Edward D. Jones, III
                          3324 Wildcat Point
                          Johns Island, South Carolina  29455

or to such other address as either party to this Agreement shall have last designated by notice to the other party. All such notices and communications shall be deemed to have been received on the earlier of the date of receipt or the third business day after the date of mailing thereof.

      (b) Binding Effect; Benefits: This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person, other than the parties to this Agreement or their respective successors or assigns, any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

      (c) Waiver: Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same any subsequent time or times hereunder.

      (d) Amendment: This Agreement may be terminated, amended, modified or supplemented only by a written instrument executed by the Executive and the Company.

      (e) Nonassignability: Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Executive without the prior written consent of the other party.

      (f) Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the law that might be applied under principles of conflict of laws.

      (g) Section and Other Headings: The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      (h) Withholding of Taxes: The Company may withhold from amounts required to be paid to the Executive hereunder any applicable federal, state, local and other taxes with respect thereto; provided, however, that the Company shall promptly pay over the amounts so withheld to the appropriate taxing bodies and provide to the Executive appropriate statements on forms proscribed for such purposes on the amounts so withheld.

      (i) Severability: If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall, to the full extent consistent with law, continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law, any prior agreement between the Company (or any predecessor thereof) and the Executive shall be deemed reinstated as if this Agreement had not been executed.

      (j) Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

   In Witness Whereof, the Company has caused this Agreement to be executed and its seal affixed hereunto by its officers thereunto duly authorized, and the Executive has signed this Agreement, all as of the date first above written.


   Company:                   US Facilities Corporation
   -------

                              By /s/ David L. Cargile
                                 -----------------------------------------
                                 David L. Cargile
                                 President and Chief Executive Officer

   Executive:
   ---------


                              By /s/ Edward D. Jones, III
                                 ------------------------------------------
                                 Edward D. Jones, III

                                Amendment No. 1
                             To Severance Agreement
                                    Between
                            The Centris Group, Inc.
                      (formerly US Facilities Corporation)
                                      And
                              Edward D. Jones, III
                       __________________________________



   Whereas, The Centris Group, Inc., a Delaware corporation (the "Company"), and Edward D. Jones, III (the "Executive") entered into a Severance Agreement dated December 4, 1996 (the "Agreement"), which relates to the termination of Executive's employment with the Company under certain circumstances; and

   Whereas, the Company and the Executive desire to amend Section 4(e)(i) to clarify the definition of events which constitute a "Change in Control" for purposes of this Agreement;

   Now, Therefore, in consideration of the Company's agreement to continue the employment of Executive for a period of a minimum of six (6) months from the date of this Amendment and the payment to Executive of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Executive hereby agree to enter into this Amendment to the Agreement as follows:

   1. Section 4(e)(i) of the Agreement as originally written shall be stricken and eliminated from the Agreement, and shall be completely replaced by a new
Section 4(e)(i), which shall read in full as follows:

         (i) At any time during the term of this Agreement, any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the regulations of the Securities and Exchange Commission (the "SEC") thereunder, each as in effect on the Effective Date of this Agreement (including any such Persons that may be deemed to be acting in concert with respect to the Company or the acquisition, ownership or voting of Company securities) becomes, directly or indirectly, the

   "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the Effective Date of this Agreement), without the prior approval of the Board of Directors of the Company, of outstanding securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities; provided, however, that the concept of any Person becoming the owner of 15% or more of the combined voting shares shall not include: (A) the Company, any wholly owned subsidiary of the Company, any employee benefit plan of the Company or of a subsidiary of the Company, or any Person holding voting shares for or pursuant to the terms of any such employee benefit plan; or (B) any Person if such Person would not otherwise be a 15% stockholder but for a reduction in the number of outstanding voting shares resulting from a stock repurchase program or other similar plan instituted by the Company or from a self-tender offer of the Company, which stock repurchase plan or Company self-tender offer commenced on or after the Effective Date of this Agreement; provided, however, that the concept of becoming the owner of 15% or more of the combined voting shares shall include such Beneficial Owner after the first date upon which (x) such Person, since the date of commencement of such stock repurchase plan or Company self-tender offer, shall have acquired Beneficial Ownership of, in the aggregate, additional voting shares of the Company representing 1% or more of the voting shares then outstanding, and (y) such Person, together with all affiliates and associates of such Person, shall Beneficially Own 15% or more of the voting shares of the Company then outstanding. In calculating the percentage of outstanding voting shares that are Beneficially Owned by a Person for purposes of this subsection, voting shares that are Beneficially Owned by such Person shall be deemed outstanding, and voting shares that are not Beneficially Owned by such Person and that are subject to issuance upon the exercise or conversion of outstanding conversion rights, exchange rights, warrants or options shall not be deemed outstanding. The Board of Directors shall have the absolute and unfettered authority to make the final determination as to whether any Person is or is not to be considered a 15% Stockholder for purposes of this Agreement, which determination shall be conclusive for all purposes and shall be binding upon the Company and upon the Executive.

   2. This Amendment shall be retroactive and shall be considered and deemed to have been in effect as of December 4, 1996, the Effective Date of the Agreement, which is the date when it was entered into by the parties hereto.

   3. Apart from this Amendment, the terms of the Agreement as entered into on December 4, 1996 shall otherwise in all respects remain as originally written to the extent that such terms do not conflict with or are inconsistent with this Amendment.

   In Witness Whereof, this Amendment No. 1 has been executed by a duly authorized officer of the Company and by the Executive as of the 29th day of August, 1997.

   Company:                   The Centris Group, Inc.
   -------


                              By /s/David L. Cargile
                                 -------------------------------------
                                 David L. Cargile
                                 President and Chief Executive Officer


   Executive:
   ---------


                              By /s/Edward D. Jones, III
                                 -------------------------------------
                                 Edward D. Jones, III

                                      -3-